THE MANAGERS FUNDS

   Supplement dated December 1, 2000 to the
                  Prospectus
   and Statement of Additional Information
              dated May 1, 2000

     The following information supersedes that contained in the Prospectus and Statement of Additional Information with respect to the following Fund:

Managers Special Equity Fund
              Effective  December   1,   2000,
Skyline  Asset  Management, L.P.  ("Skyline"),
located in Chicago, Illinois, will be added as
a  fifth  asset  manager for Managers  Special
Equity  Fund. Goldman Sachs Asset  Management,
Kern Capital Management LLC, Pilgrim, Baxter &
Associates,    Ltd.   and    Westport    Asset
Management, Inc. will remain as the other asset managers for the Fund. Skyline will be paid the same fee as the other four asset managers on the Fund, 0.50% per annum of the average daily net assets that Skyline manages.

             As  of December 31, 1999, Skyline
had approximately $742 million in assets under
management.  Skyline was formed in 1995 and is
organized  as  a  limited  partnership.    The
general   partner  of  Skyline  is  Affiliated
Managers Group, Inc.

            William M. Dutton and his team  of
analysts  will manage the portion of  Managers
Special  Equity Fund for Skyline.  Mr.  Dutton
has  been a portfolio manager responsible  for
managing    small    capitalization     equity
portfolios since 1984.  He is also a Certified
Public Accountant.

December 1, 2000



C:\NrPortbl\LibC\KFM\1027182.1